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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ---------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ---------------

                                 HOMESIDE, INC.
             (Exact name of registrant as specified in its charter)


               Delaware                                        59-3387041
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        (State of incorporation                             (I.R.S. employer
            or organization)                             identification number)

 7301 Baymeadows Way, Jacksonville, FL                          32256
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(Address of principal executive offices)                      (Zip Code)


IF THIS FORM RELATES TO THE REGISTRATION OF A CLASS OF DEBT SECURITIES AND IS EFFECTIVE UPON FILING PURSUANT TO GENERAL INSTRUCTION A.(c)(1), PLEASE CHECK THE FOLLOWING BOX. [ ]

IF THIS FORM RELATES TO THE REGISTRATION OF A CLASS OF DEBT SECURITIES AND IS TO BECOME EFFECTIVE SIMULTANEOUSLY WITH THE EFFECTIVENESS OF A CONCURRENT REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 PURSUANT TO GENERAL INSTRUCTION A.(c)(2), PLEASE CHECK THE FOLLOWING BOX. [ ]

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

    TITLE OF EACH CLASS                      NAME OF EACH EXCHANGE ON WHICH
    TO BE SO REGISTERED                      EACH CLASS IS TO BE REGISTERED

       Common Stock                              New York Stock Exchange
---------------------------------           ---------------------------------

---------------------------------           ---------------------------------

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SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                                      NONE
              -----------------------------------------------------
                                (Title of Class)

              -----------------------------------------------------
                                (Title of Class)


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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

     The information set forth in the Section entitled "Description of Capital Stock" in the Company's Registration Statement on Form S-1 (File No. 333-17685) filed with the Securities and Exchange Commission on December 12, 1996, as amended, including any form of prospectus contained therein filed by the Company pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Registration Statement"), is incorporated herein by reference.

ITEM 2. EXHIBITS

     The securities described herein are to be registered on the New York Stock Exchange, on which no other securities of the Registrant are registered. Accordingly, the following exhibits required in accordance with Part II to the instructions as to Exhibits on Form 8-A are being filed with the New York Stock Exchange together with this Registration Statement:

     -    Registration Statement on Form S-1 (Registration No. 333-17685).

     -    Certificate of Incorporation of Registrant presently in effect.

     - Certificate of Incorporation of Registrant, in the form to be amended and restated.

     -    By-Laws of Registrant presently in effect.

     - By-Laws of Registrant to be effective upon closing of the sale of shares subject to the Registration Statement on Form S-1 (Registration No. 333-17685).

     -    Specimen of Registrant's Common Stock Certificate.



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                                    SIGNATURE
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     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Form 8-A Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                                 HOMESIDE, INC.



                                                 By: /s/ Joe K. Pickett
                                                    ----------------------------
                                                    Joe K. Pickett
                                                    Chief Executive Officer



Dated: January 14, 1997